Exhibit 10.2.1

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of September 29, 2011, by and between SILICON VALLEY BANK (“Bank”) and YODLE, INC. (“Grantor”).

RECITALS

A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor and ProfitFuel, Inc. (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated as of May 22, 2007, as amended by a First Loan Modification Agreement by and between Bank and Grantor dated as of July 18, 2008, as amended by a Second Loan Modification Agreement by and between Bank and Grantor dated as of April 23, 2009, as amended by a Third Loan Modification Agreement by and between Bank and Grantor dated as of October 27, 2010, as amended by a Fourth Loan Modification Agreement by and between Bank and Grantor dated as of May 23, 2011, and as further amended by a Joinder and Fifth Loan Modification Agreement by and among Bank, Grantor, and ProfitFuel, Inc., dated as of even date hereof (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor and ProfitFuel, Inc., but only upon the condition, among others, that Grantor and ProfitFuel, Inc. shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor and ProfitFuel, Inc. under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its and ProfitFuel, Inc.’s obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its and ProfitFuel, Inc.’s obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

2. Any and all trade secrets, and any and all intellectual property rights in computer software (other than open source, publicly available or over the counter software) and computer software products now or hereafter existing, created, acquired or held;

3. Any and all design rights that are owned by Grantor now or hereafter existing, created, acquired or held;

4. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

5. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

6. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

7. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

8. All licenses or other rights to use entered into by Grantor as licensor any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

9. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

10. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	YODLE, INC.

50 West 23rd Street, 4th Floor New York, New York 10010	By:	/s/ Michael Gordon
	Title:	Chief Financial Officer

Attn:

BANK:

Address of Bank:	SILICON VALLEY BANK

3003 Tasman Drive Santa Clara, CA 95054-1191	By:	/s/ Adam Millsom
	Title:	Vice President

Attn:

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None.

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
The Company has filed with the United State Patent and Trademark Office a patent application titled “Methods and Apparatus for Generating an Online Marketing Campaign” on May 29, 2008. Yodle received a first Office Action with regard to this application wherein the Examiner rejected all of the claims. The initial deadline for responding to the Office Action was June 15, 2011 and Yodle filed its response on that date. Yodle received a Final Office Action on August 4, 2011 with regard to this application wherein the Examiner rejected all of the claims. Yodle intends to respond to the Final Office Action.	Application#: 12/129590	Application Date: 5/29/08

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
CLICKRANK (U.S. – Class 35)	Registration# 3425967	Registration Date: 5/13/08

YODLE (U.S. – Classes 35 & 42)	Registration# 3487482	Registration Date: 8/19/08

YODLE (U.S. – Class 42)	Registration# 3479429	Registration Date: 8/5/08

YODLE (Canada)	Registration# TMA762,610	Registration Date: 3/24/10

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
None.

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of September 29, 2011, by and between SILICON VALLEY BANK (“Bank”) and PROFITFUEL, INC. (“Grantor”).

RECITALS

A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor and Yodle, Inc. (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Yodle, Inc. dated as of May 22, 2007, as amended by a First Loan Modification Agreement by and between Bank and Yodle, Inc. dated as of July 18, 2008, as amended by a Second Loan Modification Agreement by and between Bank and Yodle, Inc. dated as of April 23, 2009, as amended by a Third Loan Modification Agreement by and between Bank and Yodle, Inc. dated as of October 27, 2010, as amended by a Fourth Loan Modification Agreement by and between Bank and Yodle, Inc. dated as of May 23, 2011, and as further amended by a Joinder and Fifth Loan Modification Agreement by and among Bank, Grantor, and Yodle, Inc., dated as of even date hereof (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor and Yodle, Inc., but only upon the condition, among others, that Grantor and Yodle, Inc. shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor and Yodle, Inc. under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its and Yodle, Inc.’s obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its and Yodle, Inc.’s obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

2. Any and all trade secrets, and any and all intellectual property rights in computer software (other than open source, publicly available or over the counter software) and computer software products now or hereafter existing, created, acquired or held;

3. Any and all design rights that are owned by Grantor now or hereafter existing, created, acquired or held;

4. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

5. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

6. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

7. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

8. All licenses or other rights to use entered into by Grantor as licensor any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

9. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

10. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	PROFITFUEL, INC.

50 West 23rd Street, 4th Floor New York, NY 10010	By:	/s/ Michael Gordon
	Title:	Treasurer

Attn:

BANK:

Address of Bank:	SILICON VALLEY BANK

3003 Tasman Drive Santa Clara, CA 95054-1191	By:	/s/ Adam Millsom
	Title:	Vice President

Attn:

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None.

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
None.

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
DON’T JUST CLICK. CONNECT. (Class 35)	Registration# 3,154,030	Registration Date: 10/10/06

PROFITFUEL (Class 35)	Registration# 4,012,182	Registration Date: 8/16/11

OUTRANK (Class 35)	Registration# 4,012,186	Registration Date: 8/16/11

SMALL BUSINESSES. BIG RESULTS (Class 35)	Registration# 4,012,184	Registration Date: 8/16/11

OUTSMART. OUTPERFORM. OUTRANK. (Class 35)	Registration# 4,012,187	Registration Date: 8/16/11

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
None.

FIRST AMENDMENT TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This First Amendment to Intellectual Property Security Agreement (the “Amendment”) is effective as of September 4, 2012 by and between YODLE, INC., a Delaware corporation with its chief executive office located at 50 West 23rd Street, 4th Floor, New York, New York 10010 (the “Grantor”), and SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 (the “Bank”) in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Grantor executed and delivered an Intellectual Property Security Agreement dated as of September 29, 2011 (as may be amended, hereinafter, the “IP Agreement”) in favor of the Bank, pursuant to which the Grantor pledged, assigned and granted a security interest in favor of the Bank in certain Intellectual Property Collateral (as defined therein); and

WHEREAS, the Grantor has acquired additional Intellectual Property Collateral and desires to hereby confirm the pledge of, and the grant of a security interest in, such additional Intellectual Property Collateral in favor of the Bank upon the terms of the IP Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

1.	Definitions. All capitalized terms herein and not otherwise defined shall have the same meaning herein as in the IP Agreement.

2.	Amendment to Exhibits.

a.	Exhibit B to the IP Agreement is hereby amended and supplemented by adding thereto all of the Intellectual Property Collateral as set forth on Exhibit A annexed hereto and incorporated herein by reference.

b.	Exhibit C to the IP Agreement is hereby amended and supplemented by adding thereto all of the Intellectual Property Collateral as set forth on Exhibit B annexed hereto and incorporated herein by reference.

3.	Miscellaneous:

a.	Except as provided herein, all terms and conditions of the IP Agreement remain in full force and effect. The Grantor hereby ratifies, confirms and reaffirms all of the representations, warranties and covenants therein contained.

b.	This Amendment covers the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions and negotiations hereon.

c.	As required by the IP Agreement, the Grantor shall reimburse the Bank for the reasonable legal fees and expenses incurred in connection with the preparation and filing of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and effective as of the date first written above.

GRANTOR:

YODLE, INC.

By:	/s/ Michael Gordon
Name:	Michael Gordon
Title:	Chief Financial Officer

BANK:

SILICON VALLEY BANK

By:	/s/ Melissa Stephanis
Name:	Melissa Stephanis
Title:	Senior Vice President

EXHIBIT A

FIRST AMENDMENT TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

PATENTS

Description	Registration/ Application Number	Registration/ Application Date
The Company has filed with the United State Patent and Trademark Office a patent application titled “Methods and Apparatus for Generating an Online Marketing Campaign” on May 29, 2008. Yodle received a first Office Action with regard to this application wherein the Examiner rejected all of the claims. The initial deadline for responding to the Office Action was June 15, 2011 and Yodle filed its response on that date. Yodle received a Final Office Action on August 4, 2011 with regard to this application wherein the Examiner rejected all of the claims. Yodle responded to the Final Office Action on November 22, 2011. Yodle received a non-final Office Action dated June 6, 2012 wherein the Examiner raised new rejections. Yodle intends to respond to this Office Action by the September 6, 2012 deadline.	Application#: 12/129590	Application Date: 5/29/08

EXHIBIT B

FIRST AMENDMENT TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

TRADEMARKS

Description	Registration/ Application Number	Registration/ Application Date
YODLE PICTIMONIAL (U.S. – Classes 9 & 35)	Application Serial No. 85/462,788	Filed 11/2/11; Notice of Allowance Issued 6/12/12

YODLE PICTIMONIAL (Canada)	Application No. 1575605	Filed 4/30/12

PICTIMONIAL (U.S. – Classes 9 & 35)	Application Serial No. 85/693,646	Filed 8/2/12;

FIRST AMENDMENT TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This First Amendment to Intellectual Property Security Agreement (the “Amendment”) is effective as of September 4, 2012 by and between PROFITFUEL, INC., a Delaware corporation with its chief executive office located at 9300 United Drive, Suite 180, Austin, Texas 78758 (the “Grantor”), and SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 (the “Bank”) in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Grantor executed and delivered an Intellectual Property Security Agreement dated as of September 29, 2011 (as may be amended, hereinafter, the “IP Agreement”) in favor of the Bank, pursuant to which the Grantor pledged, assigned and granted a security interest in favor of the Bank in certain Intellectual Property Collateral (as defined therein); and

WHEREAS, the Grantor has acquired additional Intellectual Property Collateral and desires to hereby confirm the pledge of, and the grant of a security interest in, such additional Intellectual Property Collateral in favor of the Bank upon the terms of the IP Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

1.	Definitions. All capitalized terms herein and not otherwise defined shall have the same meaning herein as in the IP Agreement.

2.	Amendment to Exhibits.

a.	Exhibit C to the IP Agreement is hereby amended and supplemented by adding thereto all of the Intellectual Property Collateral as set forth on Exhibit A annexed hereto and incorporated herein by reference.

3.	Miscellaneous:

a.	Except as provided herein, all terms and conditions of the IP Agreement remain in full force and effect. The Grantor hereby ratifies, confirms and reaffirms all of the representations, warranties and covenants therein contained.

b.	This Amendment covers the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions and negotiations hereon.

c.	As required by the IP Agreement, the Grantor shall reimburse the Bank for the reasonable legal fees and expenses incurred in connection with the preparation and filing of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and effective as of the date first written above.

GRANTOR:

PROFITFUEL, INC.

By:	/s/ Michael Gordon
Name:	Michael Gordon
Title:	Secretary

BANK:

SILICON VALLEY BANK

By:	/s/ Melissa Stephanis
Name:	Melissa Stephanis
Title:	Senior Vice President

EXHIBIT A

FIRST AMENDMENT TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

TRADEMARKS

Description	Registration/ Application Number	Registration/ Application Date
OUTRANK (Canada)	Application # 1556333	Filed: 12/14/11

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of April 2 , 2013, by and between SILICON VALLEY BANK (“Bank”) and LIGHTHOUSE PRACTICE MANAGEMENT GROUP, INC. (“Grantor”).

RECITALS

A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor, Yodle, Inc. and Profitfuel Inc. (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Yodle, Inc. dated as of May 22, 2007, as amended by a First Loan Modification Agreement by and between Bank and Yodle, Inc. dated as of July 18, 2008, as amended by a Second Loan Modification Agreement by and between Bank and Yodle, Inc. dated as of April 23, 2009, as amended by a Third Loan Modification Agreement by and between Bank and Yodle, Inc. dated as of October 27, 2010, as amended by a Fourth Loan Modification Agreement by and between Bank and Yodle, Inc. dated as of May 23, 2011, as further amended by a Joinder and Fifth Loan Modification Agreement by and among Bank, Profitfuel, Inc., and Yodle, Inc., dated as of September 29, 2011, as further amended by a Sixth Loan Modification Agreement by and among Bank, Profitfuel, Inc., and Yodle, Inc., dated as of May 9, 2012, as further amended by a Seventh Loan Modification Agreement by and among Bank, Profitfuel, Inc., and Yodle, Inc., dated as of September 4, 2012, and as further amended by a Joinder Agreement by and among Bank, Profitfuel, Inc, Yodle, Inc., and Grantor dated as of even date hereof (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, Yodle, Inc., and Profitfuel, Inc., but only upon the condition, among others, that Grantor and Yodle, Inc. shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor and Yodle, Inc. under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its and Yodle, Inc.’s obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its and Yodle, Inc.’s obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

2. Any and all trade secrets, and any and all intellectual property rights in computer software (other than open source, publicly available or over the counter software) and computer software products now or hereafter existing, created, acquired or held;

3. Any and all design rights that are owned by Grantor now or hereafter existing, created, acquired or held;

4. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

5. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

6. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

7. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

8. All licenses or other rights to use entered into by Grantor as licensor any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

9. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

10. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	LIGHTHOUSE PRACTICE
MANAGEMENT GROUP, INC.
4955 Alton Tucker Blvd., Suites 300
Sugar Hill, GA 30518
	By:	/s/ Michael Gordon
Attn: Legal Department	Title:	Treasurer

BANK:

Address of Bank:	SILICON VALLEY BANK

3003 Tasman Drive Santa Clara, CA 95054-1191	By:	/s/ Adam Millsom
	Title:	Vice President

Attn:

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
Use of the word “Lighthouse” in connection with “Consulting services in the field of dental practice management.”	Registration #3974579	Registration Date: June 7, 2011

Use of the word “PLZ” in connection with “Telecommunications by e-mail” and “Hosting an online community website featuring dental practice management.”	Registration #3712586	Registration Date: November 17, 2009

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
None